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[ALLETE LOGO]                                                         EXHIBIT 99

                                                 For Release:  July 24, 2003
                                                 CONTACT:      Eric Olson
                                                               218-723-3947
                                                               eolson@allete.com

                                                 INVESTOR      Tim Thorp
                                                 CONTACT:      218-723-3953
                                                               tthorp@allete.com
NEWS

         ALLETE REPORTS SECOND-QUARTER NET INCOME GROWTH OF 14 PERCENT
         -------------------------------------------------------------

DULUTH, Minn.-- ALLETE, Inc. (NYSE: ALE) today reported second quarter 2003 earnings of 53 cents per share, compared with 47 cents per share in the second quarter of 2002. Net income rose 14 percent to $44.4 million on revenue of $409.9 million compared with $38.8 million of net income on $375.9 million of revenue in the second quarter of 2002.

"We are pleased with the overall financial results for the quarter," said Dave Gartzke, ALLETE Chairman, President and CEO. "We remain confident that our total year performance expectations will be achieved."

Net income at AUTOMOTIVE SERVICES was $34.1 million in the second quarter of 2003, an increase of 14 percent over the same time period last year. This was due to increased vehicle sales and improved conversion rates at ADESA's U.S. auctions, and lower interest expense. Conversion rates are the percentage of vehicles sold from those that were run through the auction lanes. Year-to-date earnings at Automotive Services were up 11 percent over the same period last year.

ENERGY SERVICES net income was $6.8 million in the quarter compared with $9.7 million for the second quarter of 2002. The decrease was mainly due to the required recognition in 2002 of a $2.8 million mark-to-market accounting gain on the Kendall County power purchase agreement. Certain mark-to-market accounting rules were rescinded late in 2002, and this $2.8 million gain was reversed in the fourth quarter. Excluding this accounting entry, results in the second quarter of 2003 were similar to the same time period of 2002.

Strong real estate sales at ALLETE Properties contributed to the $2.2 million increase in net income from INVESTMENTS AND CORPORATE CHARGES. Results from DISCONTINUED OPERATIONS were higher than in 2002 when ALLETE recorded exit charges relating to its vehicle transport businesses.

ALLETE's corporate headquarters are located in Duluth, Minnesota. ALLETE's holdings include ADESA, the second largest wholesale vehicle auction network in North America; AFC, the leading provider of independent auto dealer financing; Minnesota Power, a low-cost electric utility that serves some of the largest industrial customers in the United States; and significant real estate holdings in Florida. For more information about ALLETE, visit the company's Web site at www.allete.com.
--------------

THE STATEMENTS CONTAINED IN THIS RELEASE AND STATEMENTS THAT ALLETE MAY MAKE ORALLY IN CONNECTION WITH THIS RELEASE THAT ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES AND INVESTORS ARE DIRECTED TO THE RISKS DISCUSSED IN DOCUMENTS FILED BY ALLETE WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       ###

                             [LOGO] RECYCLED PAPER
            ALLETE - 30 West Superior Street, Duluth, Minnesota 55802
                                 www.allete.com

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ALLETE NEWS RELEASE                                                       PAGE 2
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
                                                            ALLETE, INC.
                                                  CONSOLIDATED STATEMENT OF INCOME
                                            FOR THE PERIODS ENDED JUNE 30, 2003 AND 2002
                                                  Millions Except Per Share Amounts
                                                                                 QUARTER ENDED                  SIX MONTHS ENDED
                                                                            2003             2002            2003            2002
------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUE
     Energy Services                                                        $158.5          $154.1          $337.6         $297.0
     Automotive Services                                                     240.7           216.8           473.6          425.6
     Investments                                                              10.7             5.0            21.6           21.6
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         Total Operating Revenue                                             409.9           375.9           832.8          744.2
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OPERATING EXPENSES
     Fuel and Purchased Power                                                 64.9            59.2           132.3          108.6
     Operations                                                              266.9           242.8           543.1          489.0
     Interest                                                                 13.9            16.2            28.7           32.1
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         Total Operating Expenses                                            345.7           318.2           704.1          629.7
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OPERATING INCOME FROM CONTINUING OPERATIONS                                   64.2            57.7           128.7          114.5

DISTRIBUTIONS ON REDEEMABLE
     PREFERRED SECURITIES OF ALLETE CAPITAL I                                  1.5             1.5             3.0            3.0

INCOME TAX EXPENSE                                                            25.3            22.2            49.9           43.9
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INCOME FROM CONTINUING OPERATIONS                                             37.4            34.0            75.8           67.6

INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                               7.0             4.8            12.9            6.4
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NET INCOME                                                                  $ 44.4          $ 38.8          $ 88.7         $ 74.0
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AVERAGE SHARES OF COMMON STOCK
     Basic                                                                    82.6            81.0            82.4           80.7
     Diluted                                                                  82.9            81.7            82.6           81.3
------------------------------------------------------------------------------------------------------------------------------------

EARNINGS PER SHARE OF COMMON STOCK
     Basic   - Continuing Operations                                         $0.45           $0.42           $0.92          $0.84
               Discontinued Operations                                        0.09            0.06            0.16           0.08
------------------------------------------------------------------------------------------------------------------------------------

                                                                             $0.54           $0.48           $1.08          $0.92
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     Diluted - Continuing Operations                                         $0.45           $0.41           $0.92          $0.83
               Discontinued Operations                                        0.08            0.06            0.15           0.08
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                                                                             $0.53           $0.47           $1.07          $0.91
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DIVIDENDS PER SHARE OF COMMON STOCK                                        $0.2825          $0.275          $0.565          $0.55
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


                                  ALLETE, INC.
                           CONSOLIDATED BALANCE SHEET
                                    Millions
                                                  JUN. 30,        DEC. 31,
                                                    2003            2002
--------------------------------------------------------------------------

ASSETS

Current Assets                                    $  800.8        $  658.4
Property, Plant and Equipment                      1,480.6         1,364.7
Investments                                          166.8           170.9
Goodwill                                             508.2           499.8
Other                                                111.4           107.3
Discontinued Operations                              341.4           346.1

--------------------------------------------------------------------------
TOTAL ASSETS                                      $3,409.2        $3,147.2
--------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities                               $  786.8        $  738.2
Long-Term Debt                                       753.2           661.3
Other Liabilities                                    294.4           277.4
Discontinued Operations                              170.4           162.9
Mandatorily Redeemable Preferred
  Securities of ALLETE Capital I                      75.0            75.0
Shareholders' Equity                               1,329.4         1,232.4

--------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $3,409.2        $3,147.2
--------------------------------------------------------------------------

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ALLETE NEWS RELEASE                                                       PAGE 3
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
                                                                               QUARTER ENDED                  SIX MONTHS ENDED
                                                                                  JUNE 30,                        JUNE 30,
ALLETE, INC.                                                                2003           2002            2003             2002
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NET INCOME
Millions
   Energy Services                                                          $ 6.8          $ 9.7            $19.0            $18.8
   Automotive Services                                                       34.1           30.0             60.8             54.9
   Investments and Corporate Charges                                         (3.5)          (5.7)            (4.0)            (6.1)
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   Income from Continuing Operations                                         37.4           34.0             75.8             67.6
   Income from Discontinued Operations                                        7.0            4.8             12.9              6.4
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     Net Income                                                             $44.4          $38.8            $88.7            $74.0
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DILUTED EARNINGS PER SHARE

   Continuing Operations                                                    $0.45          $0.41            $0.92            $0.83
   Discontinued Operations                                                   0.08           0.06             0.15             0.08
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                                                                            $0.53          $0.47            $1.07            $0.91
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STATISTICAL DATA

CORPORATE
     Common Stock
         High                                                              $26.70         $31.10           $26.70           $31.10
         Low                                                               $20.50         $27.09           $18.75           $24.25
         Close                                                             $26.55         $27.10           $26.55           $27.10

     Book Value                                                            $15.39         $14.21           $15.39           $14.21

ENERGY SERVICES
     Millions of Kilowatthours Sold

         Utility
              Retail
                Residential                                                 223.9          232.8            536.8            518.6
                Commercial                                                  289.6          295.1            616.0            609.6
                Industrial                                                1,655.0        1,755.2          3,373.6          3,405.0
                Other                                                        18.3           17.8             38.8             37.6
              Resale                                                        505.4          400.8            913.2            843.7
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                                                                          2,692.2        2,701.7          5,478.4          5,414.5
         Nonregulated                                                       281.1          226.7            700.2            310.3
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                                                                          2,973.3        2,928.4          6,178.6          5,724.8
AUTOMOTIVE SERVICES
         Vehicles Sold
              Wholesale                                                   471,000        454,000          933,000          915,000
              Total Loss                                                   49,000         44,000           98,000           89,000
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                                                                          520,000        498,000        1,031,000        1,004,000

         Conversion Rate - Wholesale Vehicles                               61.1%          59.7%            61.8%            62.6%

         Vehicles Financed                                                241,000        241,000          474,000          478,000

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